TAX-FREE TRUST OF OREGON
                        Supplement to the Proxy Statement
                              Dated March 12, 2001

     The following is added to the material under Proposal No. 2 (Ratification or Rejection of Selection of Independent Auditors).

Description of fees paid during the fiscal year ended September 30, 2000 to the Trust's independent auditors, KPMG LLP.

         Audit Fees:                                      $17,000

         Financial Information
         Systems Design and Implementation                 0

         All Other Fees                                   $ 7,750
         (Fees for preparation of the Trust's tax returns and correspondence, tax-equivalent yield.)

KPMG LLP did not perform any services during the fiscal year for the Trust's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

The audit committee of the Trust's Board of Trustees, which consists of all of the independent Trustees, has reviewed all services performed and fees charged by KPMG LLP and has accepted that firm's representation that it is independent in recommending re-appointment of KPMG LLP for the fiscal year ending September 30, 2001.

                  The date of this supplement is April 12, 2001

Important Notice
Please Read Immediately

                                                         Aquilasm Group of Funds

                            Tax-Free Trust of Oregon 380 Madison Avenue, Suite
               2300, New York, N Y 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 7, 2001


To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:            (a)      at the World Forestry Center
                           Cheatham Hall, 4033 SW Canyon Road
                           Portland, Oregon;

Time:             (b)      on Monday, May 7, 2001
                           at 2:00 p.m. local time;

Purposes:         (c)      for the following purposes:

                    (i) to elect nine Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected(Proposal No. 1);

                    (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending September 30, 2001 (Proposal No. 2);


                    (iii)to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can
Vote What
Shares:           (d)      To vote at the Meeting, you must have been a
                           shareholder on the Trust's records at the close of business on February 9, 2001 (the "record date").
                           Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





March 12, 2001

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.

                            Tax-Free Trust of Oregon
            380 Madison Avenue, Suite 2300, New York, New York 10017
                                 Proxy Statement

                                  Introduction

         The purpose of the Notice (the first two pages of this document) is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust") the only series of the Cascades Trust. The purpose of this Proxy Statement (all the rest of this document) is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

         A copy of the Trust's most recent annual report and most recent semi-annual report will be sent to you without charge upon written request to the Trust's Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 or by calling 800-437-1020 toll free or 212-697-6666.

         The Trust's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is U.S. Bank National Association (the "Sub-Adviser"), 601 Second Avenue, Minneapolis, MN 55402.

         This Notice and Proxy Statement are first being mailed on or about March 12, 2001.

         You should read the Proxy Statement prior to voting. Then, you may vote in one of three ways:

         Proxy Card

         The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

         As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark the box on the proposal, the proxy holders will vote your shares for that proposal.

         Telephone Voting

                  To vote your shares by telephone, call the toll free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet Voting

          To vote your shares by the Internet, please contact the Trust at the address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

         You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number described above or contacting the Trust's Internet address described above, entering your control number and revoking your previous vote.

         Shares held by brokers in "street name" and not voted or marked as abstentions will not be counted for purposes of determining a quorum or voted on any matter.

         The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

         The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.

         On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.63; Class C Shares, $10.62; and Class Y Shares, $10.63 The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the action on the proposal. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of the Trust, are entitled to vote at the meeting.

         On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 28,208,780; Class C Shares, 648,412; and Class Y Shares, 2,149,312.

On the record date, the following institutional holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the holders the Trust's management believes that all of the shares indicated are held for the benefit of clients

 Name and address          Number of shares          Percent of class
 of the holder of record

Institutional 5% shareholders

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL           1,558,202 Class A Shares           5.52%
                             101,745 Class C Shares          15.69%

Fiserv Securities Inc.
One Commerce Square
2005 Market St
Philadelphia, PA           70,070 Class C Shares              10.81%

Wedbush Morgan Securities,
1000 Wilshire Blvd.,
Los Angeles, CA            40,014 Class C Shares              6.17%

US Bankcorp Investments Inc.
100 S. Fifth St.
Minneapolis, MN
                           50,253 Class C Shares              7.75%
                            (held in 3 accounts)

US Bank National
Association
PO Box 64010
St. Paul, MN               781,952 Class Y Shares            36.38%
(as custodian)              (held in 9 accounts)



 The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

         At the Meeting, nine Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can instruct the proxy holders as to the voting of your shares as to the election of Trustees.

All of the nominees are presently Trustees and were elected by the shareholders in May 2000 except for Mr. Leach. The Trustees and officers as a group own less than 1% of the outstanding shares of the Trust. In the material below and elsewhere in this Proxy Statement, Aquila Management Corporation is referred to as the "Manager" and the Trust's Distributor, Aquila Distributors, Inc., is referred to as the "Distributor." Mr. Herrmann is an interested person of the Trust as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Trust and a director, officer and shareholder of the Manager and the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, an officer, director and shareholder of the Manager and a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung is an interested person as a security holder of the Sub-Adviser's parent. Mr. Mitchell is an interested person as a security holder of the Sub-Adviser's parent. They are so designated by an asterisk.

         In the following material Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon (this Trust), Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Capital Cash Management Trust, Capital Cash U.S. Government Securities Trust, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds."

         Described in the following material are the name, positions with the Trust, address, age as of the record date and business experience during at least the past five years of each nominee and each officer of the Trust. All shares listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Name, Position                                       Business Experience
with the Trust,
Address, Age

Lacy B. Herrmann*                 Founder and Chairman of the Board of Aquila
Chairman of the                  Management Corporation, the sponsoring
Board of Trustees                organization and Manager or Administrator
380 Madison Avenue               and/or Adviser or Sub-Adviser to the
New York, NY                     Aquila Money-Market Funds, the Aquila Bond
10017                            Funds and the Aquila Equity Funds,
Age: 71                          and Founder, Chairman of the Board of Trustees
Shares Owned: 217                and (currently or until 1998) President of each
                                 since its establishment, beginning in 1984;
                                 Director of Aquila Distributors, Inc.,
                                 distributor of the above funds, since 1981 and formerly Vice President or Secretary,
                                 1981-1998; President and a Director of STCM
                                 Management Company, Inc., sponsor and
                                 sub-adviser to Capital Cash Management Trust and Capital Cash U.S. Government Securities
                                 Trust; Founder and Chairman of several other money-market funds; Director or Trustee of OCC
                                 Cash Reserves, Inc. and Quest For Value
                                 Accumulation Trust, and Director or Trustee of
                                 Oppenheimer Quest Value Fund, Inc., Oppenheimer
                                 Quest Global Value Fund, Inc. and Oppenheimer
                                 Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown
                                 University, 1990-1996 and currently Trustee
                                 Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.


David B. Frohnmayer              President, University of Oregon since
Trustee                          1994;Dean of the University of Oregon
University of Oregon             Law School, 1992-1994; Attorney General
110 Johnson Hall                 of the State of Oregon, 1981-1991;
Eugene, OR 97403                 Trustee of Aquila Cascadia Equity Fund
Age: 60                          and Tax-Free Trust of Oregon (this Trust)
Shares Owned: 537(1)             since 1997.

(1) Held jointly with his wife.


James A. Gardner                 President of Gardner Associates,
Trustee                          an investment and real estate firm,
1336 NE Eby Ave                  since 1970; President Emeritus of
Terrebonne,                      Lewis and Clark College and Law
OR  97760                        School since 1989 and President,
Age: 57                          1981-1989; Program Officer and County
Shares Owned: 377(2)             representative of the Ford Foundation,
                                 1969-1981; Lecturer and Assistant Director of
                                 Admissions of Harvard College, 1968-1969;
                                 Member of the Oregon Young Presidents
                                 Organization since 1983; Member of the Council on Foreign Relations since 1988; Founding
                                 Member of the Pacific Council since 1995;
                                 Trustee of Tax-Free Trust of Oregon(this Trust) since 1986 and of Cascades Cash Fund,
                                 1989-1994; Trustee of Aquila Cascadia Equity
                                 Fund since 1996; Director of the Oregon High
                                 Desert Museum since 1989; active in civic, business, educational and church organizations in Oregon.
(2) Held as of 3/05/01.


Diana P. Herrmann*               President and Chief Operating Officer of
Trustee and President            the Manager since 1997, a
380 Madison                      Director since 1984, Secretary since 1986
Avenue                           and previously its Executive Vice
New York,                        President, Senior Vice President
NY 10017                         or Vice President, 1986-1997;
Age: 42                          President of various Aquila Bond and
Shares Owned: 676                Money-Market Funds since 1998; Assistant
                                 Vice President, Vice President, Senior Vice
                                 President or Executive Vice President of Aquila
                                 Money-Market, Bond and Equity Funds since 1986;
                                 Trustee of a number of Aquila Money-Market, Bond and Equity Funds since 1995; Trustee of
                                 Reserve Money-Market Funds, 1999-2000 and of
                                 Reserve Private Equity Series, 1998-2000;
                                 Assistant Vice President and formerly Loan
                                 Officer of European American Bank, 1981-1986;
                                 daughter of the Trust's Chairman; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

Sterling K. Jenson               Managing Principal, Institutional Asset
Trustee                          Management, Wells Fargo, 2000-present;
61 South Main Street             President and Chief Executive Officer of
Salt Lake City, UT 84111         First Security Investment Management
Age: 48                          1995-2000 and Senior Vice President,
Shares Owned: 188(3)             1990-1995; Chartered Financial Analyst(CFA)
                                 since 1984; Trustee of Aquila Cascadia Equity
                                 Fund and Tax-Free Trust of Oregon (this
                                 Trust)since 1999; past President of Salt Lake
                                 City Society of Financial Analysts (1996-1997);
                                 member of various investment-related and charitable organizations.
(3) Held as of 2/13/01.


Timothy J. Leach                Executive Vice President & Chief Investment
Trustee                         Officer, Private Asset Management, Wells Fargo,
420 Montgomery Street           San Francisco, CA, 1999-present;
San Francisco, CA 94104         President and Chief Investment Officer of
Age: 44                         ABN Amro Asset Management(USA), 1998-1999;
Shares Owned: 943(4)            President & Chief Investment Officer of
                                Qualivest Capital Management Inc. and Senior
                                Vice President & CIO, Trust & Investment Group,
                                US Bancorp, Portland, OR, 1994-1998. Member of the San Francisco Society of Financial
                                Analysts.

(4) Held as of 3/05/01 jointly with his wife.

Raymond H. Lung*               Retired; Trustee of Qualivest Group of
Trustee                        Funds, 1994-1997; Executive Vice
16199 NW                       President and Executive Trust Officer of
Canterwood Way,                U.S. National Bank of Oregon, 1989-1991;
Portland, OR 97229             Senior Vice President and Executive Trust
Age: 74                        Officer, 1980-1989; various other management
Shares Owned: 29,804(5)        positions, 1954-1980; Member of the Executive
                               Committee of the Trust Division of American
                               Bankers Association, 1986-1988; Director of
                               Pacific Securities Depository Trust Company and
                               Pacific Clearing Corporation (subsidiaries of the
                               Pacific Stock Exchange), 1980-1987; Director of
                               Collins Pine Company and Ostrander Companies
                               (lumber and oil), 1980-1990; Trustee of Tax-Free
                               Trust of Oregon (this Trust)since 1992, of
                               Cascades Cash Fund, 1992-1994 and of Aquila
                               Cascadia Equity Fund since 1996.

(5) Held with his wife as Trustees.

John W. Mitchell*              Principal of M & H Economic
Trustee                        Consultants; Economist, Western Region,
P.O. Box 40012                 for U. S. Bancorp since 1998;
Portland, OR 97240             Chief Economist of U.S. Bancorp,
Age: 56                        Portland, Oregon, 1983-1998;
Shares Owned: 956              Professor of Boise State University, 1970-1983;
                               Member of the Oregon Governor's Council of
                               Economic Advisors, 1984-1998; Chairman of the
                               Oregon Governor's Technical Advisory Committee for Tax Review in 1998; Trustee of Aquila
                               Cascadia Equity Fund and Tax Free Trust of Oregon
                               (this Trust) since 1999.

Ralph R. Shaw                  General Partner, Shaw Management Company,
Trustee                        an investment counseling firm, since
400 SW Sixth Avenue            1980, of Shaw Venture Partners since 1983,
Suite 1100                     of Shaw Venture Partners II since 1987
Portland, OR 97204             and of Shaw Venture Partners III since 1994.
Age: 62                        (US Bancorp, parent of the Sub-Adviser, is a
Shares Owned: 1,026            limited partner in the last three ventures.)
                               Mr. Shaw presently serves on the boards of directors of Schnitzer Steel Industries, Inc.,
                               Magni Systems, Inc., Micromonitors, Inc.,
                               Integra Telecom, Inc. (formerly OGIT
                               Communications, Inc.), Dendreon Corporation
                               (formerly Activated Cell Therapy, Inc.), LaTIS,
                               Inc., Industrial Devices Corporation, Telestream,
                               Inc., 3PF.COM, Inc.(formerly ComAlliance, Inc.),
                               Automation Solutions International and BMG
                               Seltec Corp. Additionally, he serves on the Board of Advisors of K-2 Designs, Inc. and as trustee of the Tax-Free Trust of Oregon
                               (this Trust) and Aquila Cascadia Equity Fund since 2000. He is active in local civic and charitable organizations.

James M. McCullough           Senior Vice President of Aquila
Senior Vice                   Cascadia Equity Fund, Aquila Rocky
President                     Mountain Equity Fund, Tax-Free Fund
2019 Lloyd Center             of Colorado and Tax-Free Trust of Oregon
Portland, OR 97232            (this Trust) since 1999 and of Aquila
Age: 56                       Distributors since 2000; Vice President,
                              Churchill Tax-Free Fund of Kentucky since 2000;
                              Director of Fixed Income Institutional Sales, CIBC
                              Oppenheimer & Co.Inc., Seattle, WA, 1995-1999;
                              Sales Manager, Oregon Municipal Bonds, Kidder,
                              Peabody, Inc. (acquired in 1995 by Paine, Webber),
                              Portland, OR, 1994-1995.


Kerry A. Lemert               Vice President of Aquila Cascadia Equity
Vice President                Fund and Tax-Free Trust of Oregon (this Trust)
2019 Lloyd Center             since 1998; Assistant Vice President, Black &
Portland, OR 97232            Co., 1997-1998; Dealer-Sales and Assistant
Age: 46                       Municipal bond trader, Pacific Crest Securities,
                              1994-1997; Assistant Municipal Bond Trader,
                              Registered Sales
                              Assistant, Paine Webber Inc., Portland OR,
                              1988-1994; Sales
                              Assistant, E.F. Hutton & Co., Inc., Portland,
                              OR, 1984-1988.

Christine L. Neimeth          Vice President of Aquila Cascadia Equity
Vice President                Fund and Tax-Free Trust of Oregon (this
2019 Lloyd Center             Trust) since 1998; Management Information
Portland, OR 97232            Systems consultant, Hillcrest Ski and
Age: 36                       Sport, 1997; Institutional Municipal Bond
                              Salesperson, Pacific Crest Securities, 1996;
                              Institutional Bond Broker, Hilliard Farber and
                              Company 1991-1995; Bond Trader, Bear Stearns and
                              Company, 1989-91. Active in college alumni and volunteer organizations.

Rose F. Marotta              Chief Financial Officer of the Aquila
Chief Financial Officer      Money-Market, Bond and Equity Funds
380 Madison Avenue           since 1991 and Treasurer, 1981-1991;
New York, NY                 formerly Treasurer of the predecessor of
10017                        Capital Cash Management Trust; Treasurer
Age: 76                      and Director of STCM Management Company,
                             Inc., since 1974; Chief Financial Officer of the Manager since 1984 and of the Distributor, 1985-2000.

Joseph P. DiMaggio           Treasurer of the Aquila Money-Market,
Treasurer                    Bond and Equity Funds since 2001; Treasurer
380 Madison Avenue           of Aquila Distributors, Inc. since
New York, NY 10017           2000; Controller of Van Eck Global Funds,
Age: 44                      1993-2000; Mutual Fund Accounting Manager
                             of Alliance Capital Management L.P., 1985-1993.

Lori A Vindigni              Assistant Vice President of Aquila Management
Assistant Treasurer          Corporation since 1998, formerly Fund Accountant
380 Madison Avenue           for the Aquila Group of Investment Companies
New York, NY                 since 1995; Staff Officer and Fund Accountant of
10017                        Citibank Global Asset Management Group of
Age: 34                      Investment Companies, 1994-1995; Fund Accounting
                             Supervisor of Dean Witter Group of
                             Investment Companies, 1990-1994.

Edward M. W. Hines           Partner of Hollyer Brady Smith & Hines
Secretary                    LLP, attorneys, since 1989 and counsel,
551 Fifth Avenue             1987-1989; Secretary of the Aquila Money-Market,
New York, NY                 Bond and Equity Funds since 1982; Secretary
10176                        of Trinity Liquid Assets Trust, 1982-1985 and
Age: 61                      Trustee of that Trust, 1985-1986; Secretary of
                             Oxford Cash Management Fund, 1982-1988.

Robert W. Anderson           Compliance Officer of Aquila Management
Assistant Secretary          Corporation since 1998 and Assistant
380 Madison Avenue           Secretary of the Aquila Money-Market Funds
New York, NY 10017           and the Aquila Bond and Equity Funds since 2000;
Age: 60                      Consultant, The Wadsworth Group, 1995-1998;
                             Executive Vice President of Sheffield Management
                             Company (investment adviser and distributor of a mutual fund group), 1986-1995.

John M. Herndon              Assistant Secretary of the Aquila Money-
Assistant Secretary          Market, Bond and Equity Funds since 1995
380 Madison Avenue           and Vice President of the Aquila Money-
New York, NY                 Market Funds since 1990; Vice President of
10017                        the Manager since 1990; Investment
Age: 61                      Services Consultant and Bank Services Executive
                             of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance
                             Association and the Society of Quantitative
                             Analysts.


         The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2000 the Trust paid a total of $91,902 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.


         The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and equity funds. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                        Compensation      Number of
                                        from all          boards on
                       Compensation     funds             which the
                       from the         in the            Trustee
                       Trust            Aquilasm          serves
Name                                    Group of
                                      Funds
David B.
Frohnmayer             7,400             9,250           2

James A.
Gardner                9,400             11,900          2

Sterling K.
Jenson                 8,200             10,050          2

Raymond H.
Lung                   8,900             11,800          2

John W.
Mitchell               8,300             10,600          2

Ralph R.
Shaw                   6,250              7,750          2


         Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

         The Trust's Manager is Manager or Administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of December 31, 2000 these funds had aggregate assets of approximately $3.1 billion, of which approximately $1.8 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended September 30, 2000 the Trust incurred Management fees of $1,264,345.


         During the fiscal year ended September 30, 2000, $439,079 was paid under Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $15,277 was retained by the Distributor. With respect to Class C Shares, during the same period $32,867 was paid under
Part II of the Plan and $10,956 was paid under the Shareholder Services Plan. Of these total payments of $43,823, the Distributor received $24,831. All of such payments were for compensation.

         The Distributor currently handles the distribution of the shares of fourteen funds (five money-market funds, seven tax-free municipal bond funds and two equity funds), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

         The Trustees have appointed a standing Audit Committee consisting of all of the Trustees (the "Independent Trustees") who are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The Committee
(i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held {one} meeting during the Trust's last fiscal year. The Board of Trustees does not have a nominating committee. During the Trust's last fiscal year, the Board of Trustees held four meetings. All current Trustees were present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee).

                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

         KPMG LLP, which is currently serving as the Trust's auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending September 30,2001. Such selection is submitted to the shareholders for ratification or rejection.

         The firm has no direct or indirect financial interest in the Trust, the Trust's Manager or the Trust's Sub-Adviser. It is expected that representatives of the firm will not be present at the meeting but will be available should any matter arise requiring their presence.

                                   Receipt of
                              Shareholder Proposals

         Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

         The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

         The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.

                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            to be held on May 7, 2001

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                        Tax-Free Trust of Oregon CLASS-A



                   Proxy for Shareholders Meeting May 7, 2001
                   Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Tax-Free Trust of Oregon (the Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, May 7, 2001 at the World Forestry Center, Cheatham Hall, 4033 SW Canyon Road, Portland, OR at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Tax-Free Trust of Oregon CLASS-A

         For address changes and/or comments, please check this box and write them on the back where indicated.
          [-]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees 01) Lacy B. Herrmann* 02) David B. Frohnmayer; 03) James
A. Gardner; 04) Diana P. Herrmann*; 05) Sterling K. Jenson; 06) Timothy J. Leach; 07) Raymond H. Lung*; 08) John W. Mitchell*; 09) Ralph R. Shaw.




                  * interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

                  I plan to attend the annual meeting in Portland[__] I plan to attend the outreach meeting in Salem[__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                        Tax-Free Trust of Oregon CLASS-C



                   Proxy for Shareholders Meeting May 7, 2001
                   Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Tax-Free Trust of Oregon (the Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, May 7, 2001 at the World Forestry Center, Cheatham Hall, 4033 SW Canyon Road, Portland, OR at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Tax-Free Trust of Oregon CLASS-C

         For address changes and/or comments, please check this box and write them on the back where indicated.
          [-]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees 01) Lacy B. Herrmann* 02) David B. Frohnmayer; 03) James
A. Gardner; 04) Diana P. Herrmann*; 05) Sterling K. Jenson; 06) Timothy J. Leach; 07) Raymond H. Lung*; 08) John W. Mitchell*; 09) Ralph R. Shaw.




                  * interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

                  I plan to attend the annual meeting in Portland[__] I plan to attend the outreach meeting in Salem[__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)

                             Aquilasm Group of Funds
                        Tax-Free Trust of Oregon CLASS-Y



                   Proxy for Shareholders Meeting May 7, 2001
                   Proxy Solicited on Behalf of the Board of Trustees

     The undersigned shareholder of Tax-Free Trust of Oregon (the Trust) does hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, May 7, 2001 at the World Forestry Center, Cheatham Hall, 4033 SW Canyon Road, Portland, OR at 2:00 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed below. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual  Meeting  Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

VOTE BY TELEPHONE OR INTERNET OR MAIL 24 Hours a day, 7 days a week

         Telephone
         1-800-690-6903

         To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         Internet voting

         To vote your shares by the Internet, contact the Trust at www.proxyvote.com You will be prompted to enter the 12-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         Mail

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.


Annual Meeting Attendance We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please indicate it on the proxy card or e-mail us at info@aquilafunds.com


     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-----------------------------------------------------------------
      THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

Tax-Free Trust of Oregon CLASS-Y

         For address changes and/or comments, please check this box and write them on the back where indicated.
          [-]

         Vote on Trustees
         (Proposal No.1 in Proxy Statement)

1. Election of Trustees 01) Lacy B. Herrmann* 02) David B. Frohnmayer; 03) James
A. Gardner; 04) Diana P. Herrmann*; 05) Sterling K. Jenson; 06) Timothy J. Leach; 07) Raymond H. Lung*; 08) John W. Mitchell*; 09) Ralph R. Shaw.




                  * interested Trustees
                --
               [__]       For all
                --
               [__]       Withhold all
                --
               [__]       For all except

To withhold authority to vote for one or more (but not all) nominees, mark "For all except" and write the nominee number(s) and/ or name(s) on the line below.

----------------

[bolded in printed form]

     Management recommends a vote for all nominees listed above and for the proposal listed below. The shares represented hereby will be voted as indicated below or For if no choice is indicated.


         2. Action on selection of KPMG LLP as independent auditors (Proposal No.2 in Proxy Statement)

                  FOR [__]  AGAINST  [__]  ABSTAIN [__]

              As to any other matter said proxies shall vote in accordance with their best judgment.

Please indicate if you plan to attend one of the Shareholder Meetings. If you mark one of the boxes below, you must return the proxy card by mail to have this information recorded.

                  I plan to attend the annual meeting in Portland[__] I plan to attend the outreach meeting in Salem[__]

PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.


_________________________________Dated: _________
 Signature
[Please sign within the box]

_________________________________Dated: __________
 Signature
(Joint Owners)